

      United States                   [LOGO OF AMERICAN APPRAISAL                International
      -------------                   ASSOCIATES(R) APPEARS HERE]                -------------
Atlanta        Milwaukee                                                    Brazil           Mexico
Boston         Minneapolis             411 East Wisconsin Avenue            Canada           Morocco
Buffalo        New Orleans                     Suite 1900                   China            Philippines
Charlotte      New York                       P.O. Box 664                  Croatia          Portugal
Chicago        Oak Lawn             Milwaukee, Wisconsin 53202-0664         Czech Republic   Russia
Cincinnati     Philadelphia            Telephone: (414) 271-7240            England          Spain
Dallas         Pittsburgh             www.american-appraisal.com            Germany          Taiwan
Denver         Princeton                                                    Greece           Thailand
Detroit        Schaumburg                                                   Hong Kong        Turkey
Houston        St. Louis                                                    Hungary          Venezuela
Irvine         San Francisco                                                Italy
Jacksonville   Seattle                                                      Japan
Los Angeles




                        CONSENT OF INDEPENDENT APPRAISER
                        --------------------------------

     American Appraisal Associates, Inc. ("AAA") hereby consents to the incorporation by reference of its preliminary conclusions of value in this Registration Statement of Fiserv, Inc. on Form S-4 ("Form S-4"). Specifically, AAA consents to Fiserv's reference to the stated preliminary conclusions of value of $55.9 million for the intangible assets included in the preliminary purchase price allocation for the CNS acquisition, referenced in "Note 2. Acquisitions" of Fiserv's 2002 10K filing, which is incorporated by reference into Fiserv's Form S-4.

                                        AMERICAN APPRAISAL ASSOCIATES, INC.


                                        By /s/ Dale J. Egan
                                           -------------------------------------
                                               Dale J. Egan
                                               General Counsel

Milwaukee, Wisconsin
August 8, 2003